Exhibit 10.02




                                            January 1, 2001


Preston R. Tisch
5 Timber Trail
Rye, New York 10580

Dear Mr. Tisch:

     Reference is made to your Employment Agreement with Loews Corporation (the "Company"), dated March 1, 1988, as amended by agreements dated March 1, 1990, October 22, 1992, October 18, 1994, February 20, 1996 and November 3, 1998 (the "Employment Agreement").

     This will confirm our agreement that the Employment Agreement is amended as follows:

     1. The period of your employment under and pursuant to the Employment Agreement is hereby extended for an additional period through and including December 31, 2002 upon all the terms, conditions and provisions of the Employment Agreement, as hereby amended.

     2. You shall be paid a basic salary (the "Basic Salary") for your services under and pursuant to the Employment Agreement at the rate of $800,000 per annum for the extension period January 1, 2001 through December 31, 2002. Basic Salary shall be payable in accordance with the Company's customary payroll practices for executives as in effect from time to time, and shall be subject to such increases as the Board of Directors of the Company, in its sole discretion, may from time to time determine. Such Basic Salary shall be exclusive of fees received by you as a director and as a member of Committees of the Boards of Directors of other corporations, including subsidiaries, affiliates and investees of the Company.

     3. In addition to receipt of Basic Salary under the Employment Agreement, you shall participate in and shall receive incentive compensation under the Compensation Plan for Executive Officers of the Company (the "Compensation Plan") as awarded by the Incentive Compensation Committee of the Board of Directors of the Company.





Mr. Preston R. Tisch
January 1, 2001
Page 2

     4. Incentive based compensation awarded in relation to applicable years under the Compensation Plan shall be included in the computation of pensionable earnings in determining your Supplemental Benefits under the Employment Agreement. In no event, however, shall such Supplemental Benefits duplicate benefits under the Company's Benefit Equalization Plan as amended from time to time.

     Except as herein modified or amended, the Employment Agreement shall remain in full force and effect.

     If the foregoing is in accordance with your understanding, would you please sign the enclosed duplicate copy of this Letter Agreement at the place indicated below and return the same to us for our records.


                                            Very truly yours,

                                            LOEWS CORPORATION



                                            By:  /s/ Barry Hirsch
                                               ---------------------
                                                    Barry Hirsch
                                               Senior Vice President


ACCEPTED AND AGREED TO:



/s/ Preston R. Tisch
-----------------------
Preston R. Tisch





                                            November 3, 1998


Preston R. Tisch
5 Tirnber Trail
Rye, New York 10580

Dear Mr. Tisch:

     Reference is made to your Employment Agreement with Loews Corporation (the "Company"), dated March 1, 1988, as amended by agreements dated March 1, 1990, October 22, 1992, October 18, 1994 and February 20, 1996 (the "Employment Agreement").

     This will confirm our agreement that the Employment Agreement is amended as follows:

     1. The period of your employment under and pursuant to the Employment Agreement is hereby extended for an additional period through and including December 31, 2000 upon all the terms, conditions and provisions of the Employment Agreement, as hereby amended.

     2. You shall be paid a basic salary (the "Basic Salary") for your services under and pursuant to the Employment Agreement at the rate of $975,000 per annum for the extension period January 1, 1998 through December 31, 2000. Your Basic Salary for the balance of 1998 will remain at the rate of $975,000 per annum. Basic Salary shall be payable in accordance with the Company's customary payroll practices for executives as in effect from time to time, and shall be subject to such increases as the Board of Directors of the Company, in its sole discretion, may from time to time determine. Such Basic Salary shall be exclusive of fees received by you as a director and as a member of Committees of the Boards of Directors of other corporations, including subsidiaries, affiliates and investees of the Company.

     3. In addition to receipt of Basic Salary under the Employment Agreement, you shall participate in and shall receive incentive compensation under the Compensation Plan for Executive Officers of the Company (the "Compensation Plan") as awarded by the Incentive Compensation Committee of the Board of Directors of the Company.





Mr. Preston R. Tisch
November 3, 1998
Page 2

     4. Incentive based compensation awarded in relation to applicable years under the Compensation Plan shall be included in the computation of pensionable earnings in determining your Supplemental Benefits under the Employment Agreement. In no event, however, shall such Supplemental Benefits duplicate benefits under the Company's Benefit Equalization Plan as amended from time to time.

     5. The Company shall pay to you annually an amount equal to any difference between your available "flexdollars" amount under the Company's Beneflex employee benefit program and a greater flexdollars amount calculated on a basis which includes incentive based compensation awarded in relation to an applicable year under the Compensation Plan, after taking into account your annual "Beneflex" elections. For purposes of such calculations, incentive based compensation may be assumed to be payable in the amount of your "Cap" for the applicable year under the Compensation Plan, subject to appropriate adjustment in relation to incentive compensation actually awarded under the Compensation Plan. Other employee benefits, such as life insurance, provided by the Company will be based on your Basic Salary.

     Except as herein modified or amended, the Employment Agreement shall remain in full force and effect.

     If the foregoing is in accordance with your understanding, would you please sign the enclosed duplicate copy of this Letter Agreement at the place indicated below and return the same to us for our records.


                                            Very truly yours,

                                            LOEWS CORPORATION



                                            By:    /s/ Barry Hirsch
                                               -------------------------
                                                      Barry Hirsch
                                                 Senior Vice President


ACCEPTED AND AGREED TO:



/s/ Preston R. Tisch
-----------------------
Preston R. Tisch





                                            February 20, 1996


Mr. Preston R. Tisch
5 Timber Trail
Rye, New York 10580

Dear Mr. Tisch:

     Reference is made to your Employment Agreement with Loews Corporation (the "Company"), dated March 1, 1988, as amended by agreements dated March 1, 1990, October 22, 1992 and October 18, 1994 (the "Employment Agreement").

     This will confirm our agreement that the Employment Agreement is amended as follows:

     1. The period of your employment under and pursuant to the Employment Agreement is hereby extended for an additional period through and including December 31, 1998 upon all the terms, conditions and provisions of the Employment Agreement, as hereby amended.

     2. You shall be paid a basic salary (the "Basic Salary") for your services under and pursuant to the Employment Agreement at the rate of $1,750,000 per annum for the period January 1, 1996 through May 31, 1996. For the period June 1, 1996 through December 31, 1996, your Basic Salary shall be in the amount of $975,000, less amounts theretofore paid as Basic Salary for the calendar year 1996. For the calendar years 1997 and 1998 Basic Salary shall be paid to you at the rate of $975,000 per annum. Basic Salary shall be payable in accordance with the Company's customary payroll practices for executives as in effect from time to time, and shall be subject to such increases as the Board of Directors of the Company, in its sole discretion, may from time to time determine. Such Basic Salary shall be exclusive of fees received by you as a director and as a member of Committees of the Boards of Directors of other corporations, including subsidiaries, affiliates and investees of the Company.

     3. In addition to receipt of Basic Salary under the Employment Agreement, in the event the Company's shareholders approve the Incentive Compensation Plan for Executive Officers of the Company (the "Compensation Plan"), you shall participate in and shall receive incentive compensation under the Compensation Plan as awarded by the Incentive Compensation Committee of the Board of Directors of the Company.





Mr. Preston R. Tisch
February 20, 1996
Page 2

     4. Incentive based compensation awarded in relation to applicable years under the Compensation Plan shall be included in the computation of pensionable earnings in determining your Supplemental Benefits under the Employment Agreement. In no event, however, shall such Supplemental Benefits duplicate benefits under the Company's Benefit Equalization Plan as amended from time to time.

     5. The Company shall pay to you annually an amount equal to any difference between your available "flexdollars" amount under the Company's Beneflex employee benefit program and a greater flexdollars amount calculated on a basis which includes incentive based compensation awarded in relation to an applicable year under the Compensation Plan, after taking into account your annual "Beneflex" elections. For purposes of such calculations, incentive based compensation may be assumed to be payable in the amount of your "Cap" for the applicable year under the Compensation Plan, subject to appropriate adjustment in relation to incentive compensation actually awarded under the Compensation Plan. Other employee benefits, such as life insurance, provided by the Company will be based on your Basic Salary.

     Except as herein modified or amended, the Employment Agreement shall remain in full force and effect.

     If the foregoing is in accordance with your understanding, would you please sign the enclosed duplicate copy of this Letter Agreement at the place indicated below and return the same to us for our records.


                                            Very truly yours,

                                            LOEWS CORPORATION


                                            By:    /s/ Barry Hirsch
                                               -------------------------
                                                     Barry Hirsch
                                                 Senior Vice President


ACCEPTED AND AGREED TO:



/s/ Preston R. Tisch
-----------------------
Preston R. Tisch





                                            October 18, 1994


Mr. Preston R. Tisch
5 Timber Trail
Rye, New York 10580

Dear Mr. Tisch:

     Reference is made to your Employment Agreement with Loews Corporation (the "Company"), dated March 1, 1988, as amended by agreements dated March 1, 1990 and October 22, 1992 (the "Employment Agreement") .

     This will confirm our agreement that the Employment Agreement is amended as follows:

     1. The period of your employment under and pursuant to the Employment Agreement is hereby extended for an additional period through and including October 31, 1996 upon all the terms, conditions and provisions of the Employment Agreement, as hereby amended.

     2. You shall be paid a basic salary (the "Basic Salary") for your services under and pursuant to the Employment Agreement, effective November 1, 1994, of $1,750,000 per annum, subject to such increases as the Board of Directors of the Company, in its sole discretion, may from time to time determine. Such Basic-Salary shall be exclusive of fees received by you as a director and as a member of committees of the Boards of Directors of other corporations, including subsidiaries, affiliates and investees of the Company.

     Except as herein modified or amended, the Employment Agreement shall remain in full force and effect.





Mr. Preston R. Tisch
October 18, 1994
Page 2

     If the foregoing is in accordance with your understanding, would you please sign the enclosed duplicate copy of this Letter Agreement at the place indicated below and return the same to us for our records.


                                            Very truly yours,

                                            LOEWS CORPORATION



                                            By:    /s/ Barry Hirsch
                                               -------------------------
                                                     Barry Hirsch
                                                  Senior Vice President


ACCEPTED AND AGREED TO:



/s/ Preston R. Tisch
-----------------------
Preston R. Tisch





                                            October 22, 1992


Mr. Preston R. Tisch
5 Timber Trail
Rye, New York 10580

Dear Mr. Tisch:

     Reference is made to your Employment Agreement with Loews Corporation (the "Company") , dated March 1, 1988, as amended by agreement dated March 1, 1990 (the "Employment Agreement").

     This will confirm our agreement that the Employment Agreement is amended as follows:

     1. The period of your employment under and pursuant to the Employment Agreement is hereby extended for an additional period through and including October 31, 1994 upon all the terms, conditions and provisions of the Employment Agreement, as hereby amended.

     2. You shall be paid a basic salary (the "Basic Salary") for your services under and pursuant to the Employment Agreement, effective November 1, 1992, of $1,500,000 per annum, subject to such increases as the Board of Directors of the Company, in its sole discretion, may from time to time determine. Such Basic Salary shall be exclusive of fees received by you as a director and as a member of Committees of the Boards of Directors of other corporations, including subsidiaries, affiliates and investees of the Company.

     Except as herein modified or amended, the Employment Agreement shall remain in full force and effect.





Mr. Preston R. Tisch
October 22, 1992
Page 2

     If the foregoing is in accordance with your understanding, would you please sign the enclosed duplicate copy of this Letter Agreement at the place indicated below and return the same to us for our records.


                                            Very truly yours,

                                            LOEWS CORPORATION



                                            By:    /s/ Barry Hirsch
                                               -------------------------
                                                     Barry Hirsch
                                                 Senior Vice President


ACCEPTED AND AGREED TO:



/s/ Preston R. Tisch
-----------------------
Preston R. Tisch





                                            March 1, 1990


Mr. Preston R. Tisch
5 Timber Trail
Rye, New York 10580

Dear Mr. Tisch:

     Reference is made to your Employment Agreement with Loews Corporation (the "Company"), dated March 1, 1988 (the "Employment Agreement").

     This will confirm our agreement that the Employment Agreement is amended as follows:

     1. The period of your employment under and pursuant to the Employment Agreement is hereby extended for an additional period through and including October 31, 1992 upon all the terms, conditions and provisions of the Employment Agreement, as hereby amended.

     2. You shall be paid a basic salary (the "Basic Salary") for your services under and pursuant to the Employment Agreement, effective March 1, 1990, of $1,250,000 per annum, subject to such increases as the Board of Directors of the Company, in its sole discretion, may from time to time determine. Such Basic Salary shall be exclusive of fees received by you as a director and as a member of Committees of the Boards of Directors of other corporations, including subsidiaries, affiliates and investees of the Company.

     Except as herein modified or amended, the Employment Agreement shall remain in full force and effect.





Mr. Preston R. Tisch
March 1, 1990
Page 2

     If the foregoing is in accordance with your understanding, would you please sign the enclosed duplicate copy of this Letter Agreement at the place indicated below and return the same to us for our records.


                                            Very truly yours,

                                            LOEWS CORPORATION



                                            By:    /s/ Barry Hirsch
                                               -------------------------
                                                     Barry Hirsch
                                                 Senior Vice President


ACCEPTED AND AGREED TO:



/s/ Preston R. Tisch
-----------------------
Preston R. Tisch





          AGREEMENT made as of the first day of March, 1988 between LOEWS CORPORATION (the "Company") and PRESTON R. TISCH ("Tisch").

                             W I T N E S S E T H:

          WHEREAS, Tisch had served as President of the Company until his retirement to become Postmaster General of the United States on August 15, 1986; and

          WHEREAS, Tisch has resigned as Postmaster General of the United States effective March 1, 1988 and it is desirable that he return to the employ of the Company, and that the Company be assured of his continued services upon the terms and conditions hereinafter set forth.

          NOW, THEREFORE, in consideration of the premises and the covenants and agreements hereinafter set forth, the parties agree as follows:

          1. The Company does hereby engage and employ Tisch's services, in an executive capacity, for at least a major portion of his time, for a period of two (2) years and eight (8) months from March 1, 1988 to October 31, 1990.

          2. Tisch accepts such employment and agrees that he will perform the duties which he heretofore performed as President and Chief Operating Officer of the Company as well as such other duties as may be required of him from time to time by the Board of Directors in keeping with the character of his prior duties. His office will be in New York City.

          3. Tisch hereby agrees that during the term hereof he will not render services for any person, firm or corporation other than the Company or its subsidiary and affiliated corporations; provided, however, that Tisch may continue to devote a reasonable portion of his time and attention to supervision of his own investments, to charitable and civic activities and to membership on the Board of Directors or Trustees of other non-competitive companies or organizations, but only to the extent that the foregoing does not, in the aggregate, (a) require a significant portion of Tisch's time or.
(b) interfere or conflict in any way with the performance of Tisch's services under this Agreement.

          4. As compensation for all of his services here-under, the Company will pay Tisch, during the term of his employment, a salary at the rate of Nine Hundred Fifty Thousand ($950,000) Dollars per annum, payable in accordance with the Company's customary payroll practices, subject to such increases as the Board of Directors of the Company in its sole discretion may from time to time determine. Such basic salary shall be exclusive of fees received by Tisch as a director and as a member of committees of the, Boards of Directors of CNA Financial Corporation and its subsidiaries.

          5. The Company hereby agrees to pay to Tisch or his spouse and/or other beneficiary (the "Recipient") designated under the Retirement Plan for Employees of Loews Corporation (the "Plan") supplemental retirement benefits ("Supplemental Benefits") in an amount equal to the amount, if any, by which
(i) retirement benefits which the Recipient would be entitled to receive under the Plan, without giving effect to provisions of the Plan. ("Plan Limits") now or hereafter in effect which limit benefits in accordance with the Erisa Limit defined below, would exceed (ii) retirement benefits actually paid to the Recipient under the Plan as limited by the-Plan Limits and the Erisa Limit. The Supplemental Benefits shall be paid by the Company from its general funds and not from any funds or assets held under the Plan and the Company shall not be obligated to deposit or set aside any funds for the payment thereof. The Supplemental Benefits shall be paid by the Company at the same times and on the same terms (as nearly as may be practicable) as the Recipient is entitled to receive retirement benefits from the Plan, except to the extent with-holding for taxes may be applicable. As used herein, the term "Erisa Limit" shall mean the maximum annual retirement benefit allowed under Section 401(a)(17) and Section 415, as adjusted from time to time pursuant to Section 401(a)(17) and

Section 415(d), of the Internal Revenue Code of 1954 as amended to the date hereof.

          6. For a period of six years commencing with the termination of Tisch's active employment with the Company, Tisch will render such services of an advisory nature as the Board of Directors of the Company shall request and Tisch's health will permit (such services to be rendered at such times and places as shall be mutually convenient and after reasonable notice to Tisch) and Tisch will not be employed by or engaged in any business which is in direct or substantial competition with the business of the Company at any time during such period.

          7. This Agreement sets forth the entire understanding between the parties with respect to the subject matter hereof and supersedes all prior understandings and agreements. No change, termination or waiver of any of the provisions hereof shall be binding unless in writing and signed by the party against whom the same is sought to be enforced.

          IN WITNESS WHEREOF, the parties hereto have caused these presents to be duly executed as of the day and year first above written.


                                            LOEWS CORPORATION



                                            By:    /s/ Barry Hirsch
                                               -------------------------


Accepted and Agreed to:



/s/ Preston R. Tisch
-----------------------
Preston R. Tisch